Subscription and Exchange Agreement

            Prior to the effectiveness hereof, Phibro-Tech, Inc., a Delaware corporation (the "Corporation"), has filed a Certificate of Amendment to its Certificate of Incorporation pursuant to which, among other things, the Corporation's common stock is classified into two classes, consisting of Class A Common Stock, par value $.01 ("Class A Stock"), and Class B Common Stock, par value $.01 (the "Class B Stock"), which are identical in all respects except that the shares of Class A Stock are entitled to full voting power and the shares Class B Stock are not entitled to any voting rights whatsoever, except as may otherwise be required by law. I. David Paley, Nathan Z. Bistricer and James
O. Herlands (each a "Stockholder" and collectively the "Stockholders") respectively own 240.08, 71.67 and 71.67 shares of Class A Stock. C.P. Chemicals, Inc., a New Jersey corporation ("C.P. Chemicals"), owns 3,200 shares of Class A Stock. C.P. Chemicals is a wholly-owned subsidiary of Philipp Brothers Chemicals, Inc., a New York corporation ("Philipp Brothers").

            The Stockholders and Phibro-Tech have entered into a Stockholders Agreement, dated as of February 21, 1995, and amended as of June 11, 1998 (as the same may be amended and/or restated from time to time, the "Stockholders Agreement"), to which the Stockholders' shares of Class A Stock are subject. In particular, Section 7 of the Stockholders Agreement provides that the Stockholders shall vote their Shares (as such term is defined therein) in the Corporation in the manner recommended by the Board of Directors of the Corporation.

            Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

            1. Each Stockholder hereby subscribes for that number of shares of Class B Stock (the "Class B Shares") that equals the number of shares of Class A Stock that he owns immediately prior to the effectiveness hereof. Certificates for such Class B Shares shall be issued upon the execution hereof, whereupon such shares shall be duly and validly issued, fully paid, non-assessable. In exchange and consideration therefor, each Stockholder hereby transfers, assigns and conveys to the Corporation all shares of Class A Stock issued to or held by him. Upon the execution hereof, each Stockholder shall deliver to the Corporation for cancellation a certificate for such Stockholder's shares of Class A Stock, accompanied by duly executed stock powers.

            2. Each Stockholder hereby represents and warrants (severally and not jointly) that he is the sole record and beneficial owner of all shares of Class A Stock issued to or held by him free and clear of any and all liens, pledges and encumbrances (other than the Stockholders Agreement) (collectively "Liens"), and that this Agreement will convey to the Corporation lawful and valid title to all shares of Class A Stock issued to or held by him free and clear of any and all Liens.

            3. Each Stockholder acknowledges that the Class B Shares are not registered under the Securities Act, and that, except as otherwise provided in the Stockholders Agreement, the Corporation shall not have any obligation to so register any of the Class B Shares and that the Class B Shares must be held indefinitely unless they are subsequently registered under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from such registration is available. Each Stockholder hereby represents and warrants (severally and not jointly) to the Corporation that he is acquiring the Class B Shares for his own interest and account, for investment purposes only, and without a view toward the sale or distribution thereof within the meaning of the Securities Act.

            4. Each Stockholder acknowledges that he has been afforded access to all information which he has requested and/or deemed relevant to his decision to acquire Class B Shares and that neither the Corporation nor anyone acting on its behalf has made any representations or warranties to him which have induced or persuaded him to acquire such Class B Shares.

            5. Each Stockholder represents and warrants (severally and not jointly) that he has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of his holdings of shares of capital stock of the Corporation, and he is and will be able to bear the economic risk thereof.

            6. Each Stockholder agrees that each certificate representing the Class B Shares to be issued to such Stockholder hereunder will bear a legend in the form required by Section 8.2 of the Stockholders Agreement.

            7. The Stockholders and the Corporation acknowledge and agree that the Class B Shares shall be deemed for all purposes of the Stockholders Agreement to be "Shares" thereunder


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

(as defined therein), and that the Stockholders Agreement shall remain in full force and effect.


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

            8. This Agreement may be executed in two or more counterparts, all of which shall constitute one and the same agreement.

Dated as of January 29, 1999

                                              PHIBRO-TECH, INC.


                                              By: /s/ I. David Paley
                                                  ------------------------------


                                              /s/ I. David Paley
                                              ----------------------------------
                                              I. DAVID PALEY


                                              /s/ Nathan Z. Bistricer
                                              ----------------------------------
                                              NATHAN Z. BISTRICER


                                              /s/ James O. Herlands
                                              ----------------------------------
                                              JAMES O. HERLANDS


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